Exhibit 99.1

Contact: Rebecca Vignali Nuveen Media Relations 703.505.7954 rebecca.vignali@nuveen.com

Nuveen Global Cities REIT Announces Postponement of Annual Meeting of Stockholders

NEW YORK, NY, June 7, 2022 — Nuveen Global Cities REIT, Inc. (“GCREIT”) announced that its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), held on June 1, 2022 at 9:00 a.m. Eastern Time, was convened and adjourned without any business being conducted, due to lack of the required quorum.

The Annual Meeting will reconvene virtually on July 28, 2022 at 9:00 a.m. Eastern Time to provide its stockholders additional time to vote on the proposals described in the proxy statement filed with the Securities and Exchange Commission on April 19, 2022. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting.

Stockholders will be able to attend the reconvened Annual Meeting via a live audio webcast by visiting meetnow.global/M5QGKDR and logging on to the webcast with their control number (the 14-digit control number found in the shaded box of their proxy card).

The record date for determining stockholder eligibility to vote at the Annual Meeting will remain the close of business on April 2, 2022. Proxies previously submitted will be voted at the Annual Meeting unless properly revoked, and stockholders who have already submitted a proxy or otherwise voted need not take any action.

GCREIT’s Board of Directors unanimously recommends that stockholders vote “FOR” all proposals.

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. Nuveen has $1.2 trillion in assets under management as of 31 Mar 2022 and operations in 27 countries. Its investment specialists offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com.

Additional information and where to find it. In connection with the Company’s 2022 Annual Meeting of Stockholders, the Company has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”). This letter is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with its Annual Meeting of Stockholders. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING OF STOCKHOLDERS. Stockholders will be able to obtain the documents free of charge at the SEC’s website, http://www.sec.gov.

Forward-Looking Statements

Certain information contained in this press release constitutes “forward-looking statements” within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology or the negatives thereof. These may include GCREIT’s financial projections and estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. GCREIT believes these factors include, but are not limited to, those described under the section entitled “Risk Factors” in its annual report for the most recent fiscal year, and any updated risk factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Except as otherwise required by federal securities laws, GCREIT undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

This press release is not an offer to sell any securities.

Nuveen Real Estate is a real estate investment management holding company owned by Teachers Insurance and Annuity Association of America (TIAA).

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